EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 31, 2002, except for Note 14, as to which the date is June 6, 2002, in the Registration Statement on Form SB-2 as amended and related Prospectus of Nicolet Bankshares, Inc.





                                                   /s/  Porter Keadle Moore, LLP



Atlanta, Georgia
July 22, 2002



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